                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(b) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 16, 1996
                                                 -------------------
(July 31, 1996)
- ---------------

                               Storage USA, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Tennessee                                     001-12910                                  62-1251239
- -----------------------------------------------------------------------------------------------------------------------------------
   (State or other jurisdiction                    (Commission                                 (IRS Employer
      of incorporation)                            File Number)                                 Identification No.)


         10440 Little Patuxent Parkway, Suite 1100, Columbia, Maryland               21044
- -----------------------------------------------------------------------------------------------------------------------------------
         (Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code          (410) 730-9500
                                                  ------------------------------

EXPLANATORY NOTE: Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Company's Form 8-K filed on August 2, 1996, to include the historical financial statements and pro forma financial information required by Item 7(a) and (b).

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS


(a)      FINANCIAL STATEMENTS APPLICABLE TO REAL ESTATE PROPERTIES ACQUIRED.

         *       Report of Independent Accountants

         * Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the year ended December 31, 1995 (Audited), and for the six months ended June 30, 1996 (Unaudited).

         * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

(b)      PRO FORMA FINANCIAL INFORMATION

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1996.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 1996.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1995.

         *       Notes to Unaudited Pro-Forma Combined Condensed Financial
                 Statements.

(c)      EXHIBITS

         Exhibit      Description
         -------      -----------

         10.0         Third Amendment to Second Amended and Restated
                      Agreement of Limited Partnership of SUSA Partnership, LP.

         23.0         Consent of Independent Accountants.

                         [COOPERS & LYBRAND LETTERHEAD]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
Storage USA, Inc.

        We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Acquisition Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1995. These Historical Summaries are the responsibility of the management of the Acquisition Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

        The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Storage USA, Inc.) as described in
Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquisition Facilities' revenues and expenses.

        In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquisition Facilities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                        /s/ COOPERS & LYBRAND L.L.P.
                                        ----------------------------
                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
September 10, 1996

                             ACQUISITION FACILITIES

                     HISTORICAL SUMMARIES OF COMBINED GROSS
                     REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

                                                           For the           For the
                                                          year ended     six months ended
                                                         December 31,        June 30,
                                                             1995             1996
                                                       ---------------   ------------------
                                                                           (unaudited)

                                                                             (note 1)
Gross Revenue:
     Rental revenue                                           $8,906               $4,618
     Other revenue                                                76                   65
                                                       ---------------   ------------------

          Total gross revenue                                  8,982                4,683
                                                       ---------------   ------------------

Direct Operating Expenses:
     Property operations and maintenance                       1,870                  972
     Real estate taxes                                           578                  283
                                                       ---------------   ------------------

          Total direct operating expenses                      2,448                1,255
                                                       ---------------   ------------------

Revenue in excess of direct operating expenses                $6,534               $3,428
                                                       ===============   ==================




                            See Accompanying Notes.

                             ACQUISITION FACILITIES

                        NOTES TO HISTORICAL SUMMARIES OF
              COMBINED GROSS REVENUE AND DIRECT OPERATING EXPENSES

1.  BASIS OF PRESENTATION
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following 18 self-storage facilities (the "Acquisition Facilities") which have been acquired by the Operating Partnership during the period from June 28, 1996 to July 31, 1996.


                               Acquisition Facilities - Locations
                               ----------------------------------
Santa Rosa, California          Raleigh, North Carolina            Beaverton, Washington
Sacramento, California          Columbia, South Carolina           Miramar, Florida
Gambrills, Maryland             Charleston, South Carolina         Miami, Florida
Nashville, Tennessee            Aloha, Oregon                      Westminster, California
Charlotte, North Carolina       Aloha, Oregon                      La Puente, California
Charlotte, North Carolina       Vancouver, Washington              West Palm Beach, Florida  *



         * - The Company had an approximately 20% interest in the facility prior to the purchase.

         The Historical Summaries have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Acquisition Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquisition Facilities. Rental Income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  INTERIM PERIODS

         The unaudited interim Historical Summaries have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of future operating results.

                               STORAGE USA, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1996, and the unaudited Pro Forma Combined Condensed Statements of Operations for the six months ended June 30, 1996, and for the year ended December 31, 1995 have been prepared to reflect the acquisition of the 18 facilities (the "Acquisition Facilities") and the adjustments described in the accompanying notes. The pro forma combined condensed financial information is based on the historical financial statements of Storage USA, Inc. in the Company's Form 10-Q for the six months ended June 30, 1996 and the pro forma financial information in the Company's 1995 Annual Report to Shareholders and should be read in conjunction with those financial statements and the notes thereto. The Pro Forma Combined Condensed Balance Sheet was prepared as if the 18 Acquisition Facilities were purchased on June 30, 1996. The Pro Forma Combined Condensed Statements of Operations were prepared as if the Acquisition Facilities were purchased at the beginning of the period reflected thereon.
The combined condensed pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                               STORAGE USA, INC.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              as of June 30, 1996
                                  (Unaudited)
                             (amounts in thousands)

                                                      Historical                                                Pro Forma
                                                        Storage         Acquisition          Pro Forma           Storage
                                                       USA, Inc.        Facilities          Adjustments         USA, Inc.
                                                    --------------    ---------------     ----------------    ---------------
Assets:
     Investment in storage facilities, net              $623,013           $64,603           ($10,061)(a)         $677,555
     Cash and equivalents                                  3,318                                                     3,318
     Other assets                                          7,734                                                     7,734
                                                    --------------    ---------------     ------------        ---------------

          Total Assets                                  $634,065           $64,603           ($10,061)            $688,607
                                                    ==============    ===============     ============        ===============

Liabilities and Shareholders' Equity
     Line of credit borrowings                           147,435            62,391            (70,061)(b)          139,765
     Mortgage notes payable                               13,604                                                    13,604
     Accounts payable and accrued expenses                 5,565                                                     5,565
     Rents received in advance                             4,302                                                     4,302
     Dividend payable                                     11,000                                                    11,000
     Minority interest                                    35,851             2,212                                  38,063
                                                    --------------    ---------------     ------------        ---------------

          Total liabilities                             $217,757           $64,603           ($70,061)            $212,299
                                                    --------------    ---------------     ------------        ---------------

Shareholders' Equity
     Common stock                                            195                                   19 (c)              214
     Paid-in capital                                     447,944                               59,981 (d)          507,925
     Notes receivable - officers                          (7,965)                                                   (7,965)
     Accumulated deficit                                 (15,831)                                                  (15,831)
     Distributions in excess of net income                (8,035)                                                   (8,035)
                                                    --------------    ---------------     ------------        ---------------

       Total shareholders' equity                        416,308                 -             60,000              476,308
                                                    --------------    ---------------     ------------        ---------------

       Total liabilities and shareholders' equity       $634,065           $64,603           ($10,061)            $688,607
                                                    ==============    ===============     ============        ===============




                            See Accompanying Notes.

                               STORAGE USA, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1996
                                  (Unaudited)
                       (thousands, except per share data)


                                           Historical                                              Pro Forma
                                            Storage          Acquisition       Pro Forma            Storage
                                           USA, Inc.          Facilities      Adjustments          USA, Inc.
                                          -------------    ---------------  --------------       -------------
Property Revenues:
Rental income                                 $44,590             $4,618           $5,028 (e)        $54,236
Management income                                 446                                (140)(f)            306
Other income                                      654                 65               51 (g)            770
                                          -------------    ---------------  --------------       -------------

     Total Revenues                            45,690              4,683            4,939             55,312
                                          -------------    ---------------  --------------       -------------

Property Expenses:
Cost of property operations
     and maintenance                           12,113                972            1,285 (h)         14,370
Taxes                                           3,744                283              381 (i)          4,408
General & administrative                        1,749                                 100 (j)          1,849
Depreciation & amortization                     5,433                               1,316 (k)          6,749
                                          -------------    ---------------  --------------       -------------

     Total Expenses                            23,039              1,255            3,082             27,376
                                          -------------    ---------------  --------------       -------------

     Income from property operations           22,651              3,428            1,857             27,936

Other Income (expenses):
   Interest expense                            (3,223)                             (1,541)(l)         (4,764)
   Interest income                                330                                                    330
                                          -------------    ---------------  --------------       -------------

Income before minority interest                19,758              3,428              316             23,502

Minority interest                              (1,225)                                (88)(m)         (1,313)
                                          -------------    ---------------  --------------       -------------

   Net income                                 $18,533             $3,428             $228            $22,189
                                          =============    ===============  ==============       =============

   Net income per share                                                                                $1.03
                                                                                                 =============
   Weighted Average Shares
       Outstanding                                                                                    21,471
                                                                                                 =============

                            See accompanying notes.

                               STORAGE USA, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                                  (Unaudited)
                      (thousands, except per share data)

                                               Initial
                                              Pro Forma                                            Pro Forma
                                               Storage        Acquisition       Pro Forma           Storage
                                              USA, Inc.       Facilities       Adjustments         USA, Inc.
                                            -------------    -------------   --------------      -------------
Property Revenues:
Rental income                                   $81,875           $8,906          $14,465  (n)      $105,246
Management income                                 1,072                              (451) (o)           621
Other income                                      1,037               76              262  (p)         1,375
                                            -------------    -------------   --------------      -------------

     Total Revenues                              83,984            8,982           14,276            107,242
                                            -------------    -------------   --------------      -------------

Property Expenses:
Cost of property operations
     and maintenance                             22,385            1,870            3,147  (q)        27,402
Taxes                                             6,171              578            1,827  (r)         8,576
General & administrative                          3,046                             1,000  (s)         4,046
Depreciation & amortization                       9,579                             3,086  (t)        12,665
                                            -------------    -------------   --------------      -------------

     Total Expenses                              41,181            2,448            9,060             52,689
                                            -------------    -------------   --------------      -------------

     Income from property operations             42,803            6,534            5,216             54,553

Other Income (expenses):
   Interest expense                              (7,679)                           (2,743)(u)        (10,422)
   Interest income                                  637                                                  637
                                            -------------    -------------   --------------      -------------

Income before minority interest                  35,761            6,534            2,473             44,768

Minority interest                                (1,798)                             (702)(v)         (2,500)
                                            -------------    -------------   --------------      -------------

   Net income                                   $33,963           $6,534           $1,771            $42,268
                                            =============    =============   ==============      =============

   Net income per share                                                                                $1.97
                                                                                                 =============
   Weighted Average Shares
       Outstanding                                                                                    21,471
                                                                                                 =============


                            See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE/UNIT AND PER SHARE/UNIT DATA)
                                  (UNAUDITED)



1.      STORAGE USA, INC.
        Storage USA, Inc. (the "Company") historical financial information includes SUSA Partnership, LP (the "Operating Partnership"), Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.      ACQUISITION FACILITIES - BALANCE SHEET
        Amounts reflect the acquisition of 18 facilities acquired from June 28, 1996 to July 31, 1996 for a price of $64,603. The total acquisition price includes the purchase price of the facilities ($64,063) plus the Company's estimated average cost of $30 per property for capital improvements ($540).
The acquisition price was funded with borrowings under the Company's lines of credit, the July 8, 1996 issuance of 1,916,933 shares of common stock of the Company to Security Capital U.S. Realty ("US Realty") pursuant to a stock purchase agreement, and issuance of 67,453 units of limited partnership interest in the Operating Partnership ("OP Units"). The OP Units were issued at $32.80 per unit.


3.       STORAGE USA, INC. - INITIAL PRO FORMA STATEMENT OF OPERATIONS
         The initial pro forma statement of operations for the year ended December 31, 1995 is presented as if the Company's public offering of 4,025,000 shares of common stock at $28.375 per share and the acquisition of 63 properties during 1995 had occurred on January 1, 1995.


4.       ACQUISITION FACILITIES - STATEMENT OF OPERATIONS
         The statements of operations for the Acquisition Facilities reflects the results of operations of the Acquisition Facilities for the year ended December 31, 1995, and the results of operations of the Acquisition Facilities for the six months ended June 30, 1996, which are included in the Acquisition Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - COMBINED CONDENSED BALANCE SHEET
         Pro Forma Adjustments are as follows:

                                                                                                  AS OF
                                                                                              JUNE 30, 1996
                                                                                           ------------------
(a)      To reflect the purchase of 3 of the Acquisition Facilities prior
         to June 30,1996.                                                                     $  (10,061)

(b)      To reflect the purchase of 3 of the Acquisition Facilities prior
         to June 30,1996                                                                      $  (10,061)
         Plus: to reduce the line of credit borrowings by the aggregate value of the 1,916,933 shares of common stock issued to US Realty for
         $31.30 per share.                                                                    $  (60,000)
                                                                                                ---------
         Pro Forma adjustment                                                                 $  (70,061)

(c)      To reflect the issuance of 1,916,933 shares of common stock,
         $.01 per share par value, to US Realty.                                              $       19

(d)      To reflect the additional paid in capital to be recognized for the issuance of 1,916,933 shares of common stock to US Realty,
         for $31.30 per share.                                                                $   59,981


         PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS                                    SIX MONTHS ENDED
                                                                                               JUNE 30, 1996
                                                                                           ---------------------
(e)      To record rental income for 29 properties acquired during the
         first six months of 1996 from January 1, 1996 to the date acquired.                  $    5,268
         To reduce rental income for the 80% of the West Palm Beach
         Acquisition Facility, which was consolidated in the Historical balances.             $     (240)
                                                                                                 --------
         Pro Forma adjustment                                                                 $    5,028

(f)      To reduce management income for the 14 managed properties
         acquired in the first six months of 1996, based on actual management fees earned by the Company during the six months ended
         June 30, 1996.                                                                       $     (140)

(g)      To record other income for 29 properties acquired during the
         first six months of 1996 from January 1, 1996 to the date acquired.                  $       58
         To reduce other income for the 80% of the West Palm Beach
         Acquisition Facility, which was consolidated in the Historical balances.             $       (7)
                                                                                                  -------
         Pro Forma adjustment                                                                 $       51

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                              SIX MONTHS ENDED
                                                                                                JUNE 30, 1996
                                                                                             ------------------
(h)      To record cost of property operations for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date
         acquired.                                                                            $      1,367
         To reduce the cost of property operations and maintenance for
         80% of the West Palm Beach Acquisition Facility, which was
         consolidated in the Historical balances.                                             $        (82)
                                                                                                   --------
         Pro Forma adjustment                                                                 $      1,285

(i)      To record taxes for 29 properties acquired during the first
         six months of 1996 from January 1, 1996 to the date acquired.                        $        399
         To reduce taxes for 80% of the West Palm Beach Acquisition
         Facility, which was consolidated in the Historical balances.                         $        (18)
                                                                                                    -------
         Pro Forma adjustment                                                                 $        381

(j)      To reflect estimated increase in general and administrative expense
         based on results subsequent to acquisition.                                          $        100

(k)      To record depreciation for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date acquired, based on a purchase price allocation to depreciable assets, based on a
         40 year life.                                                                        $        726
         To record depreciation on Acquisition Facilities based on approximately
         $47,160 of the purchase price being allocated to depreciable assets
         and based on a 40 year life.                                                         $        590
                                                                                                    -------
         Pro Forma adjustment                                                                 $      1,316

(l)      To record interest expense for 29 properties acquired during the first six months of 1996 from January 1, 1996 to the date acquired, based
         on bank borrowings at 6.4% and mortgages assumed.                                    $     (2,393)
         To reflect interest expense on bank debt utilized to fund the purchase of the Acquisition Facilities, based on $ 62,391
         of bank borrowings at 6.4%.                                                          $     (1,997)
         Less: Interest savings as a result of the pro forma effect of the first quarter equity offering of $61,000, assumed to occur
         on January 1, 1996.                                                                  $        929
         Less: Interest savings as a result of the pro forma effect of the third quarter equity offering of $60,000, assumed to occur
         on January 1, 1996.                                                                  $      1,920
                                                                                                  ---------
         Pro Forma adjustment                                                                 $     (1,541)

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 1996
                                                                                     -----------------------
(m)      To reduce minority interest expense for the six months ended
         June 30, 1996 on West Palm Beach Acquisition Facility which the
         company had an approximately 20% interest in prior to acquisition.          $            120
         To reflect minority interest expense on the 29 facilities acquired during the first six months of 1996, the Acquisition Facilities, and
         the pro forma adjustments.                                                  $           (208)
                                                                                           -----------
         Pro Forma adjustment                                                        $            (88)

                                                                                         YEAR ENDED
                                                                                      DECEMBER 31, 1995
                                                                                   -----------------------
(n)      To record rental income for 29 properties acquired during the
         first six months of 1996.                                                   $         14,954
         To reduce rental income for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the Initial
         Pro Forma balances.                                                         $           (489)
                                                                                              --------
         Pro Forma adjustment                                                        $         14,465

(o)      To reflect the reduction in management income for the fourteen managed properties acquired in the first six months of 1996 for the period managed by the Company, based on actual management fees
         earned by the Company for the year ended December 31, 1995.                 $           (451)

(p)      To record other income for 29 properties acquired during the
         first six months of 1996.                                                   $            264
         To reduce other income for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the Initial
         Pro Forma balances.                                                         $             (2)
                                                                                               -------
         Pro Forma adjustment                                                        $            262

(q)      To record cost of property operations for 29 properties acquired
         during the first six months of 1996.                                        $          3,288
         To reduce the cost of property operations and maintenance for the 80% of the West Palm Beach Acquisition Facility as the property
         was consolidated in the Initial Pro Forma balances.                         $           (141)
                                                                                               -------
         Pro Forma adjustment                                                        $          3,147

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                     YEAR ENDED
                                                                                   DECEMBER 31, 1995
                                                                                -----------------------
(r)      To record taxes for 29 properties acquired during the first six
         months of 1996.                                                             $      1,148
         To reflect the estimated increase in taxes based on the
         Company's historical results subsequent to acquisition.                     $        700
         To reduce taxes for the 80% of the West Palm Beach
         Acquisition Facility as the property was consolidated in the
         Initial Pro Forma balances.                                                 $        (21)
                                                                                        ----------
         Pro Forma adjustment                                                        $      1,827

(s)      To reflect estimated increase in general and administrative expense based on the Company's historical results subsequent to
         acquisition.                                                                $      1,000

(t)      To record depreciation for 29 properties acquired during the first six months of 1996, based on approximately $ 76,261 of the purchase
         price being allocated to depreciable assets, based on a 40 year life.       $      1,907
         To record depreciation on Acquisition Facilities based on approximately
         $ 47,160 of the purchase price being allocated to depreciable assets
         and based on a 40 year life.                                                $      1,179
                                                                                           ------
         Pro Forma adjustment                                                        $      3,086

(u)      To reflect interest expense on bank debt utilized to fund the purchase of 29 properties acquired during the first six months of 1996, based
         on $ 93,164 of bank borrowing at 6.1%.                                      $     (5,683)
         To reflect interest expense on mortgages assumed of $ 7,060 at 9.0%.        $       (635)
         To reflect interest expense on bank debt utilized to fund the purchase of the Acquisition Facilities, based on  $ 62,391 of bank borrowing
         at 6.1%.                                                                    $     (3,806)
         Less: Interest savings at 6.1% based on the pro forma effect of the first quarter equity offering of $61,000 assumed to reduce
         borrowings on January 1, 1995.                                              $      3,721
         Less: Interest savings at 6.1% based on the pro forma effect of the third quarter equity offering of $60,000 assumed to reduce
         borrowings on January 1, 1995.                                              $      3,660
                                                                                        -----------
         Pro Forma adjustment                                                        $     (2,743)

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       (THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

5.       PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS - CONTINUED

                                                                                                    YEAR ENDED
                                                                                                DECEMBER 31, 1995
                                                                                             -----------------------
 (v)     To reduce minority interest expense for the year ended
         December 31, 1995 on the West Palm Beach Acquisition Facility,
         which the company had an approximately 20% interest in prior
         to acquisition.                                                                      $         223
         To reflect minority interest expense on the 29 facilities acquired during the first six months of 1996, the Acquisition Facilities, and
         the pro forma adjustments.                                                           $        (925)
                                                                                                   ---------
         Pro Forma adjustment                                                                 $        (702)





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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DATED: September 16, 1996

                                     STORAGE USA, INC.

                                     By:    /s/ THOMAS E. ROBINSON
                                         -------------------------------------
                                              Thomas E. Robinson
                                              President and
                                              Chief Financial Officer





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